THE MARSICO INVESTMENT FUND

                               Marsico Focus Fund

                          Marsico Growth & Income Fund

                            Marsico 21st Century Fund

                    Marsico International Opportunities Fund

                  (each a "Fund" and collectively the "Funds")

                       Supplement dated November 17, 2000
  to the Prospectus and Statement of Additional Information dated June 7, 2000


         On November 9, 2000, the Shareholders of the Funds approved a new investment advisory and management agreement between the Marsico Investment Fund, on behalf of each Fund, and Marsico Capital Management, LLC ("MCM"). This approval was necessary in order for MCM to continue to serve as investment manager of each Fund after consummation of a proposed transaction in which Bank of America Corporation will increase its ownership of MCM to 100% (the "Transaction").

         The Transaction is expected to close on or about January 2, 2001. At that time, Bank of America Corporation will have a 100% ownership interest in MCM. The Transaction will not result in any changes to the way in which the Funds are managed. The Transaction will not affect the day-to-day operations of MCM or the investment process it uses in managing the Funds. The Transaction will not cause any changes to the Funds' investment objective and policies. Until the date of closing, Bank of America Corporation will continue to have a 50% ownership interest in MCM as set forth at p. 27 of the Statement of Additional Information under "Investment Advisory and Other Services."